SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  May 17, 1995
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                  DVL, INC.
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(Exact name of registrant as specified in charter)



Delaware                      1-8356                   13-2892858

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(State or other Jurisdiction    (Commission                      (IRS employer
of incorporation                 file number)              identification no.)



24 River Road, Bogota, New Jersey  07603

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     (Address of principal executive offices)



Registrant's telephone number, including area code  201-487-1300

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                          Not applicable
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        (Former name or former address, if changed since last report)







Item 5.   Other Events
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         (a)  On May 17, 1995, DVL, Inc. ("DVL") entered into a
Letter of Intent with U.S. Realty Advisors, Inc. ("U.S. Realty") wherein U.S. Realty has agreed to make secured advances to DVL of up to $10,000,000 for the purpose of acquiring and repaying certain existing indebtedness of DVL, subject to certain conditions including reaching acceptable terms with existing creditors.

     In addition, the investment group will receive common stock and rights to acquire common stock of DVL on terms that ultimately could provide such group with up to 49.9% of the issued and outstanding shares of common stock of DVL on a fully diluted basis.


     The transaction is subject to successful completion of due diligence, final documentation, and shareholder and other required approvals. If completed as proposed, the transaction is expected to be consummated during the fourth quarter of 1995.

         (b)  Exhibits
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     Press Release, dated May 22, 1995.


                             SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DVL, INC.


                                       By: Alan E. Casnoff
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Dated:  June 5, 1995                     Alan E. Casnoff
                                         President